Second Quarter 2021 Earnings Presentation August 3, 2021 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the length, scope and severity of the ongoing coronavirus disease 2019 (“COVID-19”) pandemic, including the effects of related public health concerns and the impact of continued actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity prices, supply and demand considerations, and storage capacity; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; and (v) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted net income, and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, adjusted net income, free cash flow, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 14, adjusted EBITDAX reconciliation is shown on page 15 of the presentation, adjusted net income reconciliation is shown on page 16, adjusted earnings reconciliation is shown on page 17 and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 9. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 2Q 2021 Highlights 3 • Total production in the second quarter 2021 increased 4% sequentially to 64.9 Mboe/d. Oil production increased 11% sequentially. • Production at Giddings was 36.2 Mboe/d increasing 55% from prior year levels. Giddings oil production of 12.6 Mbbl/d increased 97% over the same period last year. • Generated adjusted EBITDAX of $195 million versus our D&C Capital of $54 million, or just 28% of adjusted EBITDAX, during the second quarter. • Generated free cash flow of $134 million during the second quarter. • Second quarter 2021 operating income margin was 52%. • Cash G&A expense for the second half of the year is expected to be reduced greater than 20% to $2.00/boe from $2.60/boe(1) in 2020. • Decreased long-term D&C spending to within 55% of EBITDAX, down from 60%, to generate moderate production growth. • Magnolia spent $121 million reducing its diluted share count during the second quarter. As a result, the fully diluted share count is expected to decline by approximately 7% to 237 million diluted shares in the third quarter of 2021 from 255 million shares in the fourth quarter of 2020. ‒ Magnolia ended the second quarter with 10.5 million Class A Common shares remaining under the current share repurchase authorization. • Magnolia announced its inaugural semi-annual cash dividend of $0.08 per share to be paid in the third quarter. • Third Quarter production is expected to average 67 Mboe/d, a 3 percent sequential increase. (1) Full year 2020 cash G&A costs of $2.60 per boe are derived from general and administrative expenses of $3.05 per boe less non-cash stock based compensation of $0.45 per boe.

Magnolia Oil & Gas – 2Q 2021 Key Metrics 4 Adj. Net Income (1) & Adj. EPS (1) Total Production 64.9 Mboe/d (4% sequential growth) Adjusted EBITDAX (1) $195.1 Million D&C Capex $53.8 Million 28% of Adj. EBITDAX Free Cash Flow (1) $134.0 million Giddings Production 36.2 Mboe/d (55% YOY growth) (1) Adjusted EPS, Adjusted Net Income, Free Cash Flow and Adjusted EBITDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 17, 16, 14 and 15. $135.0 million $0.56/share

178 175 21 9 54 121 190 0 50 100 150 200 250 300 350 400 Cash 3/31/21 Cash Flow from Operations Changes in Working Capital and Other Acquisitions D&C and Facilities Capital Share Repurchase Cash 6/30/21 2Q 2021 Cash Flow Summary ($In Millions) (1) Cash flow from operations before changes in working capital. (2) Includes $13 million increase in working capital and $14 million increase in capital accruals which are included in the investing activities of cash flows offset by $6 million in other activities. (3) D&C Capital of $54 million includes $14 million of capital activities that have been accrued but not yet paid (4) Comprised of $72 million Class B Common Stock repurchases outside of share repurchase program and approximately $24 million of Class A Common Stock repurchases as part of the share repurchase program, and a $25 million cash settlement for the non-compete agreement in lieu of Class A Common Stock Issuance. 5 (1) (2) (3) (4)

Share Repurchase Summary Through 2Q 2021 6 Quarterly Share Reduction Summary (Million Shares) • Magnolia received initial authorization to repurchase up to 10 million shares of Class A common stock in Q3 2019. The Board of Directors increased the share repurchase authorization by an additional 10 million shares in February 2021. • Through Q2 2021, Magnolia has reduced its dilutive share count by 13.1 million shares of Class A common stock as well as 16 million shares of Class B common stock, for a total reduction of 29.1 million shares, or approximately ~11% of the diluted shares outstanding as of the authorization date. ‒ Q3 2021 diluted share count is expected to be approximately 237 million shares. • Going forward, Magnolia plans to repurchase 1% of the total shares outstanding each quarter. • There are 10.5 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock.

Magnolia Oil & Gas – Summary Balance Sheet 7 (in thousands) June 30, 2021 December 31, 2020 Cash $190,282 $192,561 Current assets 122,579 88,965 Property, plant and equipment, net 1,171,633 1,149,527 Other assets 13,851 22,367 Total assets $1,498,345 $1,453,420 Current liabilities $167,949 $128,949 Long-term debt, net 386,996 391,115 Other long-term liabilities 100,744 93,934 Total stockholders' equity 842,656 839,422 Total liabilities and equity $1,498,345 $1,453,420

2Q 2021 Capital Structure and Liquidity Overview 8 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 17% ‒ Net Debt / Q2 Annualized adjusted EBITDAX of 0.3x • Current Liquidity of $640 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) $450 $400 2020 2021 2022 2023 2024 2025 2026 Borrowing Base Credit Facility Borrowings (as of 6/30/21) $0 6.00% Senior Unsecured Notes Capitalization Summary As of 6/30/2021 Cash and Cash Equivalents $190 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $843 Net Debt / Q2 Annualized Adjusted EBITDAX 0.3x Net Debt / Total Book Capitalization 17% Liquidity Summary As of 6/30/2021 Cash and Cash Equivalents $190 Credit Facility Availability $450 Liquidity (1) $640

Magnolia Oil & Gas – Margin and Cost Structure 9 $ / boe, unless otherwise noted For the Quarter Ended June 30, 2021 For the Quarter Ended March 31, 2021 Revenue $42.42 $37.06 Total Cash Operating Costs: Lease Operating Expenses (1) (3.70) (3.44) Gathering, Transportation & Processing (1.52) (1.57) Taxes Other Than Income (2.34) (1.92) Exploration Expense (0.01) (0.37) General & Administrative Expenses (2) (3.61) (3.17) Total Adjusted Cash Operating Costs (11.18) (10.47) Adjusted Cash Operating Margin $31.24 $26.59 Margin % 74% 72% Non-Cash Costs: Depreciation, Depletion, and Amortization (7.33) (7.66) Asset Retirement Obligations Accretion (0.24) (0.24) Amortization on Intangible Assets (1.22) (0.38) Non-cash stock based compensation (0.60) (0.48) Total non-cash expenses (9.39) (8.76) Operating Income Margin $21.85 $17.83 Margin % 52% 48% (1) Lease operating expenses excludes non-cash stock based compensation of $0.1 million, or $0.02 per boe, for each of the quarters ended 6/30/2021 and 3/31/2021. (2) General & administrative expenses excludes non-cash stock based compensation of $3.4 million, or $0.58 per boe, and $2.6 million, or $0.46 per boe, for the quarters ended 6/30/2021 and 3/31/2021, respectively.

$416 $288 $280 $440 $696 $728 2019 Actual 2021E Consensus D&C Capex EBITDAX - Capex $100 $489 Actual 2019 2021E Consensus 2021 Consensus Estimates(1) vs 2019 Actuals 10 Total Net Production (Mboe/d) D&C Capex / Adjusted EBITDAX ($MM) Pre-Tax Net Income ($MM) Diluted Share Count (MM) (1) Based on FactSet Estimates as of 7/27/2021. (2) Assumes MGY’s 237 million diluted share guidance for 3Q21 and a 1% reduction of the share count in 4Q21, respectively. (60%) (40%) (2) Realized Oil Price: $60.00 Realized Oil Price: $59.80 33% 56% 67% 44% 66.8 66.7 2019 Actual 2021E Consensus Giddings Karnes 263 235 4Q 2019 YE 2021 Estimate

Commitment to Sustainability 11 ENVIRONMENTAL SOCIAL GOVERNANCE Flaring Flare less than 1% of our total net production Fugitive Emissions Operate vent and flare systems to minimize fugitive emissions from storage tanks Water Resources Operations do not produce large volumes of water after initial production Groundwater Design wells to minimize the possibility of well failure and ensure groundwater is protected Workforce Health & Safety Both employee total recordable incident rate and fatality rate were zero in 2020 Diversity 24% of employee population are women (38% in our Houston corporate office) and 32% identify as Asian, Black or African American, Hispanic or Latino, or two or more races Community Support Gave more than $105,000 to local communities, supporting more than 100 organizations Board Independence 71% of board members are independent Board Diversity 29% of board members are women Executive Compensation Ratio of 2020 Chief Executive Officer’s compensation to median employee’s compensation was 1.48 to 1 Say-on-Pay More than 99% of stockholders approved say-on-pay at 2021 Annual Meeting of Stockholders Magnolia 2021 Sustainability Report is Available on Our Website Under the Sustainability Tab

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~450,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 7/30/2021			$14.00
Common Shares Outstanding (1)			236 million
Market Capitalization			$3.3 billion
Long-term Debt – Principal			$400 million
Cash as of 6/30/2021			$190 million
Total Enterprise Value			$3.5 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	23,513	452,496	476,009
2Q21 Net Production (Mboe/d) (2)	28.7	36.2	64.9

~476,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
Bell
Walker
Harris
Austin
Bexar
Uvalde
Medina
Atascosa
Karnes
Wilson
WILSON
KARNES
DE WITT
GOLIAD
Calhoun
0 5 10 20 30 40 50
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings Includes other production not located in the Giddings Field.

13

Free Cash Flow Reconciliation 14 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended June 30, 2021 For the Quarter Ended March 31, 2021 Net cash provided by operating activities $187,879 $118,153 Add back: Changes in operating assets and liabilities (13,263) 23,740 Cash flows from operations before changes in operating assets and liabilities $174,616 $141,893 Additions to oil and natural gas properties (54,190) (40,166) Changes in working capital associated with additions to oil & gas properties 13,558 (1,744) Free cash flow (1) $133,984 $99,983

Reconciliation of Net Income (Loss) to Adjusted EBITDAX 15 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (2) Costs incurred during the transition period related to the termination of the Services Agreement with EnerVest Operating L.L.C. included within “General and administrative expenses” on the Company's consolidated statements of operations. (in thousands) For the Quarter Ended June 30, 2021 For the Quarter Ended June 30, 2020 Net income (loss) $116,172 ($29,391) Exploration expense 62 6,462 Asset retirement obligation accretion 1,405 1,464 Depreciation, depletion and amortization 43,332 50,870 Amortization of intangible assets 7,233 3,626 Interest expense, net 8,752 7,256 Income tax expense (benefit) 2,398 (3,176) EBITDAX (1) $179,354 $37,111 Service agreement transition costs (2) $10,345 - Non-cash stock based compensation expense $3,528 $3,065 Unrealized loss on derivatives, net $1,838 - Adjusted EBITDAX (1) $195,065 $40,176

Adjusted Net Income (Loss) Reconciliation 16 (1) Impairment of unproved properties is included within Exploration expense on the consolidated statements of operations. (2) Costs incurred during the transition period related to the termination of the Services Agreement with EnerVest Operating L.L.C. included within “General and administrative expenses” on the Company's consolidated statements of operations. (3) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (4) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarter Ended June 30, 2021 For the Quarter Ended June 30, 2020 Net income $116,172 ($29,391) Income tax expense (benefit) $2,398 ($3,176) Income Before Income Taxes 118,570 (32,567) Adjustments: Impairment of unproved properties (1) - 6,440 Service agreement transition costs (2) 10,345 - Accelerated amortization of intangible 5,877 - Unrealized loss on derivatives, net 1,838 - Interest expense costs related to debt modification 1,147 - Adjusted Income (Loss) before income taxes 137,777 (26,127) Adjusted income tax expense (benefit) 2,755 (5,629) Adjusted Net Income (Loss) (3) $135,022 ($20,498) (in thousands) Total Share Count For the Quarter Ended June 30, 2021 For the Quarter Ended June 30, 2020 Diluted weighted average of Class A Common Stock outstanding during the period 176,129 166,572 Weighted average shares of Class B Common Stock outstanding during the period (4) 66,088 85,790 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (4) 242,217 252,362

Adjusted Earnings Reconciliation 17 (1) Impairment of unproved properties is included within Exploration expense on the consolidated statements of operations. (2) Costs incurred during the transition period related to the termination of the Services Agreement with EnerVest Operating L.L.C. included within “General and administrative expenses” on the Company's consolidated statements of operations. (3) Adjusted earnings is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended June 30, 2021 Per Share Diluted EPS For the Quarter Ended June 30, 2020 Per Share Diluted EPS Net income (loss) attributable to Class A Common Stock $84,445 $0.48 ($18,272) ($0.11) Adjustments: Impairment of unproved properties (1) - - 6,440 0.04 Service agreement transition costs (2) 10,345 0.06 - - Accelerated amortization of intangible 5,877 0.03 - - Unrealized loss on derivatives, net 1,838 0.01 - - Interest expense related to debt modification 1,147 0.01 - - Noncontrolling interest impact of adjustments (5,140) (0.03) (2,183) (0.01) Change in estimated income tax (281) - - - Adjusted net income (loss) attributable to Class A Common Stock (3) $98,231 $0.56 ($14,015) ($0.08)

Magnolia Oil & Gas – Operating Highlights 18 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended June 30, 2021 For the Quarter Ended June 30, 2020 Production: Oil (MBbls) 2,903 3,089 Natural gas (MMcf) 9,947 9,763 Natural gas liquids (MBbls) 1,349 1,122 Total (Mboe) 5,910 5,838 Average daily production: Oil (Bbls/d) 31,897 33,940 Natural gas (Mcf/d) 109,313 107,289 Natural gas liquids (Bbls/d) 14,830 12,324 Total (Mboe) 64,946 64,146 Revenues (in thousands): Oil revenues $188,096 $60,790 Natural gas revenues 32,595 13,168 Natural gas liquids revenues 30,035 8,881 Total Revenues $250,726 $82,839 Average Sales Price: Oil (per Bbl) $64.80 $19.68 Natural gas (per Mcf) 3.28 1.35 Natural gas liquids (per Bbl) 22.26 7.92 Total (per boe) $42.42 $14.19 NYMEX WTI (per Bbl) $66.06 $27.85 NYMEX Henry Hub (per Mcf) $2.83 $1.71 Realization to benchmark: (1) Oil (% of WTI) 98% 71% Natural gas (% of Henry Hub) 116% 79%

Magnolia Oil & Gas – Production Results 19 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended June 30, 2021 Three Months Ended June 30, 2020 Production: Oil (MBbls) 2,903 1,755 1,148 3,089 2,503 586 Natural gas (MMcf) 9,947 2,752 7,195 9,763 3,781 5,982 Natural gas liquids (MBbls) 1,349 404 945 1,122 586 536 Total (Mboe) 5,910 2,618 3,292 5,838 3,719 2,119 Average Daily Production Volume: Oil (MBbls/d) 31.9 19.3 12.6 33.9 27.5 6.4 Natural gas (MMcf/d) 109.3 30.2 79.1 107.3 41.5 65.8 Natural gas liquids (MBbls/d) 14.8 4.4 10.4 12.3 6.4 5.9 Total (Mboe/d) 64.9 28.7 36.2 64.1 40.8 23.3